UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

BRC GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 3, 2025, BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.) filed a Current Report on Form 8-K (the “Original Filing”) disclosing the completion on June 27, 2025 of its previously announced sale of all of its membership interests in GlassRatner Advisory & Capital Group, LLC and all of the shares of its wholly owned subsidiary, B. Riley Farber Advisory Inc. (“Farber”) (together, GlassRatner Advisory & Capital Group, LLC and Farber are collectively referred to as “GlassRatner”).

The Company is filing this Current Report on Form 8-K/A (this “Amendment”) solely to amend and supplement Item 9.01 of the Original Filing to provide the historical audited and unaudited financial statements and unaudited pro forma financial statements required by Item 9.01 of Form 8-K.

No other modifications to the Original Filing are being made by this Amendment. This Amendment should be read in conjunction with the Original Filing, which provides a more complete description of the GlassRatner transaction.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

See the Unaudited Pro Forma Consolidated Statement of Operations for the Years Ended December 31, 2024, 2023 and 2022 which are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Unaudited pro forma consolidated statement of operations for the years ended December 31, 2024, 2023 and 2022 and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Language Regarding Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update forward looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the occurrence of any event, change or other circumstances that affect the tax or accounting treatment of the sale of the GlassRatner disposal group as outlined in Note 1 – Description of the Disposition to the Unaudited Pro Forma Consolidated Financial Information. In addition to these factors, investors should review the “Risk Factors” set forth in Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other filings with the United States Securities and Exchange Commission, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements in this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.)

By:	/s/ SCOTT YESSNER
Name:	Scott Yessner
Title:	Executive Vice President and Chief Financial Officer

Date: January 13, 2026

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